    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 5, 2001


                                                      REGISTRATION NO. 333-48866
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--------------------------------------------------------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                               AMENDMENT NO. 4 TO


                                    FORM S-1
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                         WILLIAMS ENERGY PARTNERS L.P.
             (Exact name of registrant as specified in its charter)

            DELAWARE                           4610                          73-1599053
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)          Identification No.)

                                WILLIAMS GP LLC
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
              (Address, including zip code, and telephone number,
       including area code, of registrant's principal executive offices)
                             ---------------------

                                 CRAIG R. RICH
                                WILLIAMS GP LLC
                              ONE WILLIAMS CENTER
                             TULSA, OKLAHOMA 74172
                                 (918) 573-2000
               (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                             ---------------------

                                   Copies to:

                DAN A. FLECKMAN                                  ROBERT V. JEWELL
             VINSON & ELKINS L.L.P.                           ANDREWS & KURTH L.L.P.
            1001 FANNIN, SUITE 2300                           600 TRAVIS, SUITE 4200
           HOUSTON, TEXAS 77002-6760                           HOUSTON, TEXAS 77002
                 (713) 758-2222                                   (713) 220-4200

                             ---------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.
    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]
    If any of the securities registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act of 1933 registration statement number of the earlier effective registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                             ---------------------

                        CALCULATION OF REGISTRATION FEE



----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                       PROPOSED MAXIMUM
             TITLE OF EACH CLASS                      AGGREGATE OFFERING                    AMOUNT OF
        OF SECURITIES TO BE REGISTERED                    PRICE(1)(2)                  REGISTRATION FEE(3)
----------------------------------------------------------------------------------------------------------------
Common units representing limited partnership
  interests...................................            $91,080,000                         $130
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------



(1)Includes 540,000 common units issuable upon exercise of the underwriters' over-allotment option.


(2)Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).


(3)The Registrant has already paid a filing fee of $23,909 in connection with its initial filing. This fee was calculated pursuant to Rule 457(o) by multiplying the increase in the maximum aggregate offering price by the current SEC fee.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Set forth below are the expenses (other than underwriting discounts and commissions) expected to be incurred in connection with the issuance and distribution of the securities registered hereby. With the exception of the Securities and Exchange Commission registration fee, the NASD filing fee and the NYSE filing fee, the amounts set forth below are estimates.

Registration fee........................................   $   23,909
NASD filing fee.........................................        9,557
NYSE listing fee........................................      109,100
Printing and engraving expenses.........................      600,000
Fees and expenses of legal counsel......................    1,500,000
Accounting fees and expenses............................      700,000
Transfer agent and registrar fees.......................        4,000
Miscellaneous...........................................      377,934
                                                           ----------
          Total.........................................   $3,300,000

---------------

*  To be provided by amendment.

ITEM 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     The section of the Prospectus entitled "The Partnership
Agreement -- Indemnification" discloses that we will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by law against all losses, claims, damages or similar events, and is incorporated herein by this reference. Reference is made to Section 8 of the Underwriting Agreement filed as Exhibit 1.1 to the Registration Statement. Subject to any terms, conditions or restrictions set forth in the Partnership Agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever.

ITEM 15. RECENT SALES OF UNREGISTERED SECURITIES.

     Williams Energy Partners L.P. issued to Williams GP LLC limited partner interests in the partnership in connection with the formation of the partnership in August 2000 in an offering exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. Williams GP LLC is the general partner of Williams Energy Partners L.P. and, as a result, controls Williams Energy Partners L.P. and has knowledge of its business. There have been no other sales of unregistered securities within the past three years.

ITEM 16. EXHIBITS.

     The following documents are filed as exhibits to this registration statement:


        EXHIBIT
         NUMBER                                   DESCRIPTION
        -------                                   -----------
           1.1*           -- Form of Underwriting Agreement
           3.1*           -- Certificate of Limited Partnership of Williams Energy
                             Partners L.P.
           3.2*           -- Form of Amended and Restated Agreement of Limited
                             Partnership of Williams Energy Partners L.P. (included as
                             Appendix A to the Prospectus)
           3.3*           -- Certificate of Limited Partnership of Williams OLP, L.P.
           3.4*           -- Form of Amended and Restated Agreement of Limited
                             Partnership of Williams OLP, L.P.
           3.5*           -- Certificate of Formation of Williams GP LLC

        EXHIBIT
         NUMBER                                   DESCRIPTION
        -------                                   -----------
           3.6*           -- Form of Amended and Restated Limited Liability Company
                             Agreement of Williams GP LLC
           5.1*           -- Opinion of Craig R. Rich as to the legality of the
                             securities being registered
           8.1*           -- Opinion of Vinson & Elkins L.L.P. relating to tax matters
          10.1*           -- Form of Credit Facility
          10.2*           -- Form of Contribution, Conveyance and Assumption Agreement
          10.3*           -- Form of Williams Energy Partners Long-Term Incentive Plan
          10.4*           -- Form of Omnibus Agreement
          10.5*           -- Sale of Assets Agreement, dated May 10, 1999 between
                             Amerada Hess Corporation and Williams Energy Ventures,
                             Inc., including Amendment No. 1, dated July 29, 1999,
                             Amendment No. 2, dated September 30, 1999, Amendment No.
                             3, dated September 8, 2000 and Amendment No. 4, dated
                             September 19, 2000
          10.6*           -- Asset Purchase and Sale Agreement, dated July 31, 2000
                             between Wyatt Energy, Incorporated and Williams Energy
                             Ventures, Inc., including Amendment No. 1, dated August
                             31, 2000
          10.7*           -- Products Terminalling Agreement between Williams Terminal
                             Holdings, L.L.C. and Williams Energy Marketing and
                             Trading effective as of September 16, 1999.
          10.8*           -- Form of Williams Energy Partners Annual Incentive
                             Compensation Plan
          21.1*           -- List of subsidiaries of Williams GP LLC
          23.1*           -- Consent of Ernst & Young LLP
          23.2*           -- Consent of Craig R. Rich (contained in Exhibit 5.1)
          23.3*           -- Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                             8.1)
          24.1*           -- Powers of Attorney (included on the signature page)
          27.1*           -- Financial Data Schedule (Williams Energy Partners
                             Predecessor)
          27.2*           -- Financial Data Schedule (Marine Terminals Predecessor)


---------------

 * Previously filed.

ITEM 17. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes to provide at the closing specified in the underwriting agreement certificates in such denominations and registered in such names as required by the Underwriters to permit prompt delivery to each purchaser.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
     (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, on February 5, 2001.


                                        WILLIAMS ENERGY PARTNERS L.P.

                                        By: WILLIAMS GP LLC
                                            its General Partner


                                        By: /s/ DON R. WELLENDORF

                                        ----------------------------------------
                                        Name: Don R. Wellendorf
                                        Title: Senior Vice President, Chief
                                               Financial
                                               Officer and Treasurer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on February 5, 2001 in the capacities indicated.


                      SIGNATURE                                              TITLE
                      ---------                                              -----

                          *                              Chief Executive Officer and Chairman of the
-----------------------------------------------------    Board (Principal Executive Officer)
                  Steven J. Malcolm

                          *                              President, Chief Operating Officer and
-----------------------------------------------------    Director
                  Phillip D. Wright

                /s/ DON R. WELLENDORF                    Senior Vice President, Chief Financial
-----------------------------------------------------    Officer, Treasurer and Director (Principal
                  Don R. Wellendorf                      Financial and Accounting Officer)

                          *                              Director
-----------------------------------------------------
                   Keith E. Bailey

*By:      /s/ CRAIG R. RICH
     -------------------------------
              Craig R. Rich
            Attorney-in-fact

         Dated: February 5, 2001

                               INDEX TO EXHIBITS


        EXHIBIT
         NUMBER                                   DESCRIPTION
        -------                                   -----------
           1.1*           -- Form of Underwriting Agreement
           3.1*           -- Certificate of Limited Partnership of Williams Energy
                             Partners L.P.
           3.2*           -- Form of Amended and Restated Agreement of Limited
                             Partnership of Williams Energy Partners L.P. (included as
                             Appendix A to the Prospectus)
           3.3*           -- Certificate of Limited Partnership of Williams OLP, L.P.
           3.4*           -- Form of Amended and Restated Agreement of Limited
                             Partnership of Williams OLP, L.P.
           3.5*           -- Certificate of Formation of Williams GP LLC
           3.6*           -- Form of Amended and Restated Limited Liability Company
                             Agreement of Williams GP LLC
           5.1*           -- Opinion of Craig R. Rich as to the legality of the
                             securities being registered
           8.1*           -- Opinion of Vinson & Elkins L.L.P. relating to tax matters
          10.1*           -- Form of Credit Facility
          10.2*           -- Form of Contribution, Conveyance and Assumption Agreement
          10.3*           -- Form of Williams Energy Partners Long-Term Incentive Plan
          10.4*           -- Form of Omnibus Agreement
          10.5*           -- Sale of Assets Agreement, dated May 10, 1999 between
                             Amerada Hess Corporation and Williams Energy Ventures,
                             Inc., including Amendment No. 1, dated July 29, 1999,
                             Amendment No. 2, dated September 30, 1999, Amendment No.
                             3, dated September 8, 2000 and Amendment No. 4, dated
                             September 19, 2000
          10.6*           -- Asset Purchase and Sale Agreement, dated July 31, 2000
                             between Wyatt Energy, Incorporated and Williams Energy
                             Ventures, Inc., including Amendment No. 1, dated August
                             31, 2000
          10.7*           -- Products Terminalling Agreement between Williams Terminal
                             Holdings, L.L.C. and Williams Energy Marketing and
                             Trading, effective as of September 16, 1999.
          10.8*           -- Form of Williams Energy Partners Annual Incentive
                             Compensation Plan
          21.1*           -- List of subsidiaries of Williams GP LLC
          23.1*           -- Consent of Ernst & Young LLP
          23.2*           -- Consent of Craig R. Rich (contained in Exhibit 5.1)
          23.3*           -- Consent of Vinson & Elkins L.L.P. (contained in Exhibit
                             8.1)
          24.1*           -- Powers of Attorney (included on the signature page)
          27.1*           -- Financial Data Schedule (Williams Energy Partners
                             Predecessor)
          27.2*           -- Financial Data Schedule (Marine Terminals Predecessor)


---------------

 * Previously filed.